UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8K/A

Amendment #1
to
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

report June 4, 2010
Extreme Home Staging, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52955	14-1961383
(Commission File Number)	(IRS Employer Identification No.)

500 North Dearborn Street Suite 605
Chicago, Illinois 60654
 (Address of Principal Executive Offices)      (Zip Code)

Tel 312 379-1800
Fax 3123791801

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
4507 15th Ave.
Brooklyn, NY 11219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 to Form 8-K is being filed to revise and amend “Item 4.01Change in Registrant’s Certifying Accountant” included in the Current Report on Form 8-K filed on June 7, 2010 in response to the comments provided by the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2010.

Item 4.01   Changes in Registrant’s Certifying Accountant

In connection with the impending merger transaction of Extreme Home Staging, Inc. on June 4, 2010, the board of directors of Extreme Home Staging, Inc., hereinafter referred to as “we”, “us,” ‘our” or (the “Company”) dismissed Seale and Beers, CPAs as our independent auditors and engaged Marcum, LLC, an Independent Registered Public Accounting Firm (“Marcum”), to serve as our independent auditors.

Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i) Seale and Beers, CPAs was terminated as our independent registered public accounting firm effective on June 4, 2010.

(ii)      For the two most recent fiscal years ended September 30, 2009 and 2009,  Seale and Beers, CPAs  report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a “going concern” uncertainty.

(iii)     The termination of Seale and Beers, CPAs and engagement of Marcum were approved by our board of directors.

(iv)    Seale and Beers, CPAs did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended September  30, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v)     During the fiscal years ended September 30, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, we did not experience any reportable events.  However, Seale and Beers, CPAs  report on the financial statements for the years ended September 30, 2009 and 2008 contained an explanatory  paragraph which noted that there was substantial doubt  about Extreme’s ability to continue as a "Going Concern" due to its accumulated deficit, and negative cash flows from operations.

(b)	(i) June 4, 2010, we engaged Marcum, LLC to serve as our independent registered public accounting firm.

(ii)      Prior to engaging Marcum, we have not consulted Marcum regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Marcum regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(iii)     We did not have any disagreements with Seale and Beers, CPAs, and therefore, did not discuss any past disagreements with Seale and Beers, CPAs.

(c)	We requested Seale and Beers, CPAs to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Seale and Beers, CPAs

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Exhibit

16.1	Letter from Seale and Beers, CPAs, dated June 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2010

By: /s/ Marckensie Theresias
Name:   Marckensie Theresias
Title:  Chief Executive Officer